PYXIS FUNDS II

Supplement dated October 30, 2012 to

Pyxis Funds II Prospectus dated February 1, 2012, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Pyxis Dividend Equity Fund

Fees and Expenses of the Fund

Effective immediately, the table on page 30 under “Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)” is amended and restated as follows:

	Class A	Class C	Class R	Class Y
Annual Fund Operating Expenses (expenses that you pay each year as % of the value of your investment)
Management Fees	1.20%	1.20%	1.20%	1.20%
Distribution and Service (12b-1) Fees	0.35%	1.00%	0.50%	None
Other Expenses(2)	0.84%	0.84%	0.84%	0.84%
Total Annual Fund Operating Expenses	2.39%	3.04%	2.54%	2.04%
Expense Reimbursement(3)	-1.04%	-1.04%	-1.04%	-1.04%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.35%	2.00%	1.50%	1.00%

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(3)	Pyxis Capital, L.P. (the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of the Fund to 1.00% of average daily net assets of the Fund. The Expense Cap will continue through at least February 1, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. The Trust, on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months after the date the Fund accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser.

Management of the Funds

Effective immediately, the second paragraph on page 94 in the Prospectus under “Management Fee” is replaced with the following:

With respect to Pyxis Alternative Income Fund, Pyxis has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses. This voluntary management fee and/or expense subsidy may be modified or discontinued by Pyxis at any time with 14 days’ notice. This voluntary management fee and/or expense subsidy may be modified or discontinued by Pyxis at any time without notice. With respect to Pyxis Trend Following Fund, Pyxis has contractually agreed to reduce its management fee and/or subsidize certain expenses of the Fund through May 31, 2012 to the extent that the Fund’s annual operating expenses (excluding acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceed 2.25% with respect to Class A Shares; 2.90% with respect to Class C Shares, 2.40% with respect to Class R Shares, and 1.90% with respect to Class Y Shares. After May 31, 2012, this management fee reduction and/or expense subsidy may be modified or discontinued by Pyxis at any time with 14 days’ notice to the Fund. With respect to the Pyxis Dividend Equity Fund, Pyxis has contractually agreed to limit the total annual operating expenses of the Fund (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of the Fund to 1.00% of average daily net assets of the Fund. The Expense Cap will continue through at least February 1, 2014, and may not be terminated prior to this date without the action or consent of the Board of Trustees. The Trust, on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months after the date the Fund accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser With respect to Pyxis Money Market Fund II, Pyxis has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to the extent necessary to maintain a minimum annualized net yield of 0.00% for all share classes. This voluntary management fee reduction and/or expense subsidy may be modified or discontinued by Pyxis at any time without prior notice. There can be no assurance that this fee reduction will be sufficient to avoid any loss.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

FOR FUTURE REFERENCE

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